UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

August 15, 2008
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CHDT CORPORATION
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
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FLORIDA                                      0-28331                                84-1047159
(State of Incorporation or       (Commission File Number)       (I.R.S. Employer
organization)                                                                           Identification No.)

350 JIM MORAN BLVD., #120
DEERFIELD BEACH, FLORIDA 33442
 (Address of principal executive offices)

(954) 252-3440
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications  pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 FR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
       Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01   Regulation FD Disclosure:  On  August 15, 2008,  Howard Ullman, Chairman of the Board of Directors of CHDT Corporation, a Florida corporation, (“CHDT”) hosted a shareholder telephone conference call on financial results  for the quarter ending June 30, 2008.   The text of the shareholder conference call is set forth as Exhibit 99.1 hereto.

The information in this Report and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any filing by CHDT with the Commission.

ITEM 9.01   Exhibits.

EXHIBIT	DESCRIPTION

99.1	Copy of text of CHDT Corporation shareholder telephone conference call regarding financial results for quarter ending June 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Reporting Company as duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 15, 2008

 CHDT CORPORATION

/s/ Gerry McClinton
Gerry McClinton, Chief Operating Officer

EXHIBIT	DESCRIPTION